EXHIBIT 4.1

[FACE OF CERTIFICATE]

NUMBER NVMI	SHARES

[NOVA MEASURING INSTRUMENTS LOGO]
INCORPORATED UNDER THE LAWS OF THE STATE OF ISRAEL

ORDINARY SHARES	ORDINARY SHARES CUSIP M7516K 10 3 SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFIES THAT

is the owner of

FULLY PAID AND NON-ASSESSABLE ORDINARY SHARES, NIS 0.01 PAR VALUE, OF NOVA MEASURING INSTRUMENTS LTD.

transferable on the books of the Corporation in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. The Certificate and the shares represented hereby are issued under and shall be subject to all the provisions of the Certificate of Incorporation and the By-Laws of the Corporation, and all the amendments from time to time made thereto. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

Dated:

/s/ Mendy Erad Chairman of the Board of Directors	/s/ Giora Dishon President

Countersigned and Registered:
CHASEMLLON SHAREHOLDER SERVICES, L.L.C.
Transfer agent
and registrar

By:

Authorized Signature

[REVERSE OF CERTIFICATE]

NOVA MEASURING INSTRUMENTS LTD.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - TEN ENT - JT TEN -	as tenants in common as tenants by the entireties as joint tenants with right of survivorship and not as tenants in common	UNIF GIFT MIN ACT - _________ Custodian _________ (Cust) (Minor) under Uniform Gifts to Minors Act _________ (State)

Additional abbreviations may also be used though not in the above list.

For value received, ________________ hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE)

_____________________________________________________________________________________________ ordinary shares represented by the within Certificate, and do hereby irrevocably constitute and appoint ____________

Attorney to transfer the said Ordinary Shares on the books of the within-named Corporation with full power of substitution in the premises.

Dated ________________________	__________________________________________
                                     Signature

_________________________________________

THE SIGNATURES TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.